UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

DEMANDWARE, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-35450	20-0982939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Wall Street, Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (888) 553-9216

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 29, 2013, Demandware, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). The proposals below, which are described in the Company’s definitive proxy statement for the Annual Meeting (the “proxy statement”), were submitted to a vote of the Company’s stockholders.

Proposal 1 – The election of two Class I directors, each to serve for a three-year term.

The Company’s stockholders re-elected the two nominees named in the proxy statement as Class I directors, each to serve until the 2016 annual meeting of stockholders. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas D. Ebling	25,853,795	69,063	1,446,477
Jitrendra Saxina	25,853,690	69,168	1,446,477

The terms of office of the following directors continued after the Annual Meeting:

Lawrence S. Bohn

Jill Granoff

Charles F. Kane

Stephan Schambach

Michael J. Skok

Proposal 2 – The approval of the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompany narrative disclosures in the proxy statement.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,741,758	2,174,776	6,324	1,446,477

Proposal 3 – The recommendation of the frequency of future advisory stockholder votes to approve the compensation of the Company’s named executive officers.

The stockholders recommended, on an advisory basis, a frequency of every One Year. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
25,276,622	19,861	621,816	4,559	1,446,477

Proposal 4 – The approval of the Company’s 2013 Employee Stock Purchase Plan.

The Company’s stockholders approved the 2013 Employee Stock Purchase Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,878,583	41,077	3,198	1,446,477

Proposal 5 – The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013.

The Company’s stockholders ratified the Company’s appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,319,316	48,494	1,525

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEMANDWARE, INC.

Date: May 29, 2013	By:	/s/ Sheila M. Flaherty
Sheila M. Flaherty Senior Vice President and General Counsel